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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
                Agreement, dated as of May 1, 2004, providing for
                    the issuance of Asset-Backed Pass-Through
                          Certificates, Series 2004-R4)


                       Ameriquest Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)
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 Delaware                                             333-112203                33-0885129
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(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California 92868                                          10013
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: 714-564-0660
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.                Description
-----------            -----------                -----------

1                      5.1, 8.1, 23.1             Opinion and Consent of
                                                  Thacher Proffitt & Wood LLP.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 6, 2004


                                         AMERIQUEST MORTGAGE SECURITIES INC.


                                         By: /s/ John P. Grazer
                                             -------------------------------
                                         Name:   John P. Grazer
                                         Title:  CFO

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                    Description
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1                 5.1, 8.1, 23.1                 Opinion and Consent of Counsel